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                                OHIO LEGACY CORP
                                    EXHIBITS

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                                  Exhibit 99.1

                   CERTIFICATION PURSUANT TO 18 U.S.C SECTION
                                1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ohio Legacy Corp. (the "Corporation") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Principal Accounting Officer hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 that: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the periods covered in the Report.






/s/ L. Dwight Douce
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L. Dwight Douce, President, Chief Executive Office, Director
    and Principal Accounting Officer


November 8, 2002






















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